UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 20, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 5.03 below is incorporated herein by reference. The Preferred Shares (defined below) were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Issuance of Preferred Stock

On October 20, 2015, Hewlett-Packard Company (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Designation of Series A Junior Participating Redeemable Preferred Stock (the “Certificate of Designation”). The Certificate of Designation was adopted by resolution of the Company’s Board of Directors pursuant to the Certificate of Incorporation of the Company, as amended (the “Charter”), which vests in the Company’s Board of Directors the authority to provide for the authorization and issuance of one or more series of preferred stock of the Company within the limitations and restrictions set forth in the Charter. In connection with the previously announced separation of Hewlett Packard Enterprise Company (“Enterprise”) from the Company (the “Separation”) and the internal reorganization contemplated thereby, on October 20, 2015, the Company issued 72,410,357 shares of Series A Junior Participating Redeemable Preferred Stock (the “Preferred Shares”) to a wholly owned subsidiary of the Company (which will become a subsidiary of Enterprise in connection with the Separation), in exchange for the 72,410,357 shares of Company common stock held by such subsidiary (the “Exchange”). At the effective time of the Separation, which is expected to occur at 12:01 a.m., New York City time, on November 1, 2015, each Preferred Share will automatically be redeemed for shares of common stock, par value $0.01 per share, of Enterprise, at the redemption rate set forth in the Certificate of Designation. Immediately following such automatic redemption, no Preferred Shares will be outstanding. The Exchange is intended to ensure that such subsidiary will not hold shares of common stock of both the Company and Enterprise upon the completion of the Separation.

The Preferred Shares have such other powers, privileges, preferences and relative participating, optional or other rights, and the qualifications, limitations or restrictions thereof, as are set forth in the Certificate of Designation. The Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference, and the foregoing summary of the Preferred Shares is qualified in its entirety by reference thereto.

Name Change

Effective October 31, 2015, in connection with the Separation, the Company will change its name from Hewlett-Packard Company to HP Inc. pursuant to a Certificate of Amendment to the Charter filed with the Secretary of State of the State of Delaware on October 19, 2015. The Certificate of Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference. A copy of the bylaws of the Company, as amended and restated to reflect the name change (effective October 31, 2015), is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Following the Separation, HP Inc. common stock will continue to trade on the New York Stock Exchange under the symbol “HPQ” with the CUSIP No. 40434L 105 beginning on November 2, 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: October 22, 2015	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation of Series A Junior Participating Redeemable Preferred Stock

3.2	Certificate of Amendment to the Certificate of Incorporation of HP Inc.

3.3	Amended and Restated Bylaws of HP Inc.